UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Geovic Mining Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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NOTICE OF

2013 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

GEOVIC MINING CORP.

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders (the “Meeting”) of GEOVIC MINING CORP. (the “Company”) will be held on June 21, 2013 at 10:00 a.m. (MDT) at the offices of the Company, 5500 E. Yale Avenue, Suite 302, Denver CO 80222, for the following purposes:

1.	to elect William A. Buckovic, Michael T. Mason, and Paul D. Rose as directors of the Company to serve until the 2014 annual meeting of stockholders;
2.	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;
3.	to approve, on an advisory basis, the compensation of the Company’s named executive officers;
4.	to approve, on an advisory basis, the frequency of the advisory stockholder vote on the compensation of the Company’s named executive officers; and
5.	to transact such further and other business as may properly come before the Meeting or any adjournment thereof.

We are pleased to be relying on the U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, we will begin mailing a Notice of Internet Availability of Proxy Materials for our annual meeting of stockholders, containing instructions on how to access our proxy materials and vote online, on or about May 10, 2013. The Company’s proxy statement accompanying this notice of annual meeting of stockholders and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2012 can be accessed by following the instructions in the Notice of Internet Availability of Proxy Materials.

We hope you will be able to attend the annual meeting. Whether or not you plan to attend, your vote is important to us, and we urge you to review our proxy materials and promptly cast your vote using the instructions provided in the Notice of Internet Availability of Proxy Materials.

Alternatively, if you requested or received a copy of the proxy material by mail, you may vote by telephone, over the Internet, or mark, date, sign and return the proxy/voting instruction card in the envelope provided. If you mail a proxy, you may later withdraw the proxy and vote in person at the Meeting. For more information about how to vote your shares, please see the discussion beginning on page 1 of our proxy statement under the heading “Information about the Annual Meeting.”

Thank you for your interest in our Company. We look forward to seeing you at the 2013 annual meeting of stockholders.

Only the holders of shares of Common Stock, par value $0.0001 per share, of the Company at the close of business on April 24, 2013 are entitled to vote or to have their shares voted at the Meeting.

DATED at Denver, Colorado, this 10th day of May, 2013.

BY ORDER OF THE BOARD OF DIRECTORS

Michael T. Mason
Chairman of the Board, Chief Executive Officer

Geovic Mining Corp.

5500 E. Yale Avenue, Suite 302

Denver, CO 80222

GEOVIC MINING CORP.

ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

GENERAL PROXY INFORMATION

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board” or “Board of Directors”) of GEOVIC MINING CORP. (the “Company” or “Geovic”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at 10:00 a.m. (MDT) at the offices of the Company, 5500 E. Yale Avenue, Suite 302, Denver, Colorado 80222 on June 21, 2013, and at any adjournment thereof at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS AND VOTING INSTRUCTIONS FOR OUR 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2013

Our notice of annual meeting of stockholders, proxy statement, annual report on Form 10-K, electronic proxy card and other annual meeting materials are available on the Internet at http://www.edocumentview/GVCM together with any amendments to any of these materials. We will begin mailing our Notice of Internet Availability of Proxy Materials (the “Notice”) to stockholders on or about May 10, 2013. At that time, we will also begin mailing paper copies of our proxy materials to stockholders who request them. Please see below for more information on how these materials will be distributed. Our proxy materials can also be viewed on our Company website at www.geovic.net under “Investor Information — 2013 Proxy Information/Annual Report.”

Voting Securities and Outstanding Shares

The Company is authorized to issue 200,000,000 shares of Common Stock, par value $0.0001 per share (the “Shares”), and 50,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Shares”). As of April 24, 2013 (the “Record Date”), the Company had 106,639,602 Shares and no Preferred Shares issued and outstanding. The holders of the outstanding Shares on the Record Date are entitled to receive notice of and to attend and vote at the Meeting, and each Share confers the right to one vote in person or by proxy at the Meeting.

Information about the Annual Meeting

Distribution of Proxy Solicitation and Other Required Annual Meeting Materials

The U.S. Securities and Exchange Commission (the “SEC”) has adopted rules that allow us to make our Proxy Statement and other Meeting materials available to you in several formats. The rules require that we mail a notice to our stockholders advising that our Proxy Statement, annual report to stockholders, electronic proxy card and related materials are available for viewing, free of charge, on the Internet. Stockholders may then access these materials and vote over the Internet or request delivery of a full set of materials by mail or email. We are utilizing this process for the Meeting. These rules give us the opportunity to serve you more efficiently by making the proxy materials available quickly online, reducing costs associated with printing and postage and reducing the environmental impact of providing information for our Meeting.

We will begin mailing the required Notice to stockholders on or about May 10, 2013. The proxy materials will be posted on the Internet, at http://www.edocumentview.com/GVCM, no later than the day we begin mailing the Notice. If you receive the Notice, you will not receive a paper or email copy of the proxy materials unless you request one in the manner set forth in the Notice.

The Notice contains important information, including the date, time and location of the Meeting; a brief description of the matters to be voted on at the Meeting; a list of the proxy materials available for viewing on http:// www.edocumentview.com/GVCM and the control number you will use to access the site; and instructions on how to access and review the proxy materials online, how to vote your Shares over the Internet, how to vote by telephone and how to get a paper or email copy of the proxy materials, if that is your preference.

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Quorum

The presence at the Meeting in person or by proxy, of the holders of one-third of the Shares outstanding as of the Record Date will constitute a quorum. There must be a quorum for any action to be taken at the Meeting (other than an adjournment of the Meeting). If you submit a properly executed proxy card, even if you abstain from voting, then your Shares will be counted for purposes of determining the presence of a quorum. If a broker indicates on a proxy card that it lacks discretionary authority as to certain Shares to vote on a particular matter, commonly referred to as “broker non-votes,” those Shares will still be counted for purposes of determining the presence of a quorum at the Meeting. If a quorum is not represented at the Meeting, a vote for adjournment will be taken among the stockholders present or represented by proxy. If a majority of the stockholders present or represented by proxy vote for adjournment, it is our intention to adjourn the Meeting until a later date and to vote proxies received at such adjourned meeting(s).

Required Vote

The vote required for approval of any matter which may be the subject of a vote of the stockholders is provided for in our Certificate of Incorporation and Bylaws. The directors to be elected at the Meeting will be elected by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote for the relevant directors. This means that the nominees with the most votes by those eligible to vote for such directors will be elected. Votes may be cast for or withheld from each nominee, but a withheld vote will not affect the outcome of the election. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm will be approved if the votes cast by holders of Shares favoring the ratification represent a majority of the Shares present in person or represented by proxy at the Meeting and entitled to vote. The affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote is required to approve the advisory vote on the compensation of the Company’s named executive officers. The affirmative vote of a majority of the Shares present in person or represented by proxy at the Meeting and entitled to vote is required to approve the advisory vote on the frequency of future advisory votes on compensation of the Company’s named executive officers. Because the Company’s stockholders have the option to vote that future advisory votes on compensation of the Company’s named executive officers be held once every one, two or three years, the affirmative vote of a majority of the Shares present in person or represented by proxy at the Meeting and entitled to vote may not be reached for any of the frequency options presented. If the proposal is not approved by the required vote of stockholders, the Board will evaluate the votes cast and consider the frequency option that receives the highest number of affirmative stockholder votes as the recommendation of the stockholders. None of the proposals is subject to, or is conditioned upon, the approval of the other proposals.

Abstentions and Broker Non-Votes

For the purpose of determining whether a proposal has been approved, abstentions will not be counted as votes cast in favor of or against approval for purposes of determining whether a proposal has been approved. Abstentions will have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes. Abstentions will have the effect of a vote against each of the other proposals.

If you are a beneficial owner whose Shares are held of record by a broker or bank, you must instruct the broker or bank how to vote your Shares. If you do not provide voting instructions, your Shares will not be voted on any proposal on which the broker or bank does not have discretionary authority to vote. Accordingly, it is particularly important that beneficial owners instruct their brokers or banks how they wish to vote their Shares.

At the Meeting, your broker or bank does not have discretionary voting authority to vote your Shares on the election of directors, on the advisory vote on the compensation of the Company’s named executive officers or on the advisory vote on the frequency of future advisory votes on compensation of the Company’s named executive officers without instructions from you, in which case a broker non-vote will occur and your Shares will not be voted on any of these matters. However, if you are a beneficial owner whose Shares are held of record by a broker or bank, your broker or bank has discretionary voting authority to vote your Shares on the routine matter of ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, even if the broker or bank does not receive voting instructions from you.

Voting Your Shares by Proxy

If you are a registered stockholder, you may vote your Shares prior to the Meeting by following the instructions provided in the Notice of Internet Availability of Proxy Materials or this Proxy Statement and by accessing www.edocumentview.com/GVCM, which will contain a link to a voting website. If you requested a paper copy of the proxy materials, voting instructions are also contained on the proxy card enclosed with those materials.

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If you are a registered stockholder, there are four ways to vote your Shares before the Meeting:

•	By Internet, by accessing http://www.investorvote.com/GVCM and following the link to the voting website: Use the Internet to transmit your voting instructions until 1:00 a.m. EDT on June 21, 2013. Have your Notice of Internet Availability of Proxy Materials with you when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
•	By telephone, 1-800-652-VOTE (8683): Use any touch-tone telephone to submit your vote until 1:00 a.m. EDT on June 21, 2013. Have your Notice of Internet Availability of Proxy Materials in hand when you call and then follow the instructions you receive from the telephone voting site.
•	By mail: If you requested a paper copy of the proxy materials, mark, date and sign the proxy card enclosed with those materials and return it in the envelope we will provide with printed copies of this Proxy Statement. To be valid, proxy cards must be received before 1:00 a.m. EDT on June 21, 2013. Proxy cards should be returned by mail to Geovic Mining Corp., c/o Computershare Trust Company Inc., 250 Royall Street, Canton, MA 02021.
•	By hand delivery: Your proxy will also be valid if hand delivered at the Meeting to the Secretary of Geovic prior to the commencement of the Meeting.

If your Shares are held in “street name,” your broker, bank or other holder of record may provide you with a notice, or you may receive a Notice of Internet Availability of Proxy Materials. Follow the instructions on the Notice of Internet Availability of Proxy Materials (including reference to the control number furnished on the Notice) to access our proxy materials and vote online or to request a paper or email copy of our proxy materials. If you received these materials in paper form, the written materials include a voting instruction card so you can instruct your broker, bank or other holder of record how to vote your Shares.

Voting of Proxies and Our Voting Recommendations

All properly executed proxies for holders of Shares received by 1:00 a.m. EDT on June 21, 2013 or that are hand delivered at the Meeting to the Secretary of Geovic prior to the commencement of the Meeting, and that are not revoked, will be voted in accordance with the instructions indicated on your proxy. If you submit a validly executed proxy without providing direction, the proxy will be voted in accordance with the recommendations of the Board of Directors, as follows:

•	“FOR” the election of William A. Buckovic, Michael T. Mason, and Paul D. Rose as directors of the Company to serve until the 2014 annual meeting of stockholders;
•	“FOR” ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;
•	“FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers; and
•	“3 YEARS” for the frequency of the advisory stockholder vote on the compensation of the Company’s named executive officers.

Failing to vote your Shares prior to the Meeting or to vote at the Meeting will reduce the number of votes cast at the Meeting and may contribute to a lack of a quorum. Consequently, we urge you to return your proxy with your vote marked, or to vote using one of the other available methods.

Should any matters other than the proposals described in this Proxy Statement properly come before the Meeting, the Shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting the Shares represented by the proxy, exercising discretionary authority.

Revocation of Proxies

You can change your vote or revoke your proxy at any time before your proxy is voted at the Meeting. If you are a registered stockholder, you can do this in one of four ways.

1.	Before the Meeting, you can deliver a signed notice of revocation of proxy to the Secretary of Geovic at the address specified below.
2.	You can complete and submit a later-dated proxy.
3.	You can vote again by Internet or telephone.
4.	You can attend the Meeting, request that your proxy be revoked and vote in person.

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If you are a registered stockholder and want to change your proxy directions by mail, you should send any notice of revocation or your completed new proxy card, as the case may be, to Geovic Mining Corp., c/o Computershare Trust Company Inc., 250 Royall Street, Canton, MA 02021.

If you have instructed your broker, bank or other holder of record to vote your Shares and wish to change your vote, you must follow directions received from your broker, bank or other holder of record to change those instructions.

Voting in Person

You may attend the Meeting and cast your vote there; however, whether or not you plan to attend, we urge you to cast your vote as soon as possible as described in the Notice of Internet Availability of Proxy Materials, or, if you requested a paper copy of the proxy materials, by completing and returning the proxy card accompanying the proxy materials.

If you are a holder of record of Shares and plan to attend the Meeting, please indicate this when you cast your vote or submit your proxy card. To vote your Shares in person at the Meeting, when you arrive at the Meeting, you will be asked to present photo identification, such as a driver’s license, to verify your record ownership of Shares.

If you are a beneficial owner of Shares held by a broker, bank or other holder of record, you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letters from a bank or broker are examples of proof of ownership. If you want to vote your Shares held in nominee name in person, you must obtain a valid written proxy in your name from the broker, bank or other holder of record that holds your Shares. Usually your broker, bank or other holder of record will assist you in this procedure.

Solicitation of Proxies

Solicitation of proxies will be made by use of the mail or over the Internet. The cost of preparing, assembling and distributing this proxy solicitation material and Notice of Annual Meeting of Stockholders will be paid by Geovic. Solicitation by mail, telephone, telefax, electronic transmission over the Internet or personal contact may be done by directors, officers and other employees of Geovic, for which they will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians nominally holding Shares as of the Record Date will be requested to forward proxy solicitation material to the beneficial owners of such Shares who have requested printed copies and will be reimbursed by Geovic for their reasonable expenses.

Householding

The SEC allows us to deliver a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for us. As a result, stockholders who share the same address and hold some or all of their Shares through a broker, bank or other holder of record may receive only one copy of the Notice of Internet Availability of Proxy Materials, or upon request, the proxy materials, as the case may be, unless the broker, bank or other holder of record has received contrary instructions from one or more of the stockholders at that address. Certain brokers, banks and other holders of record have procedures in place to discontinue duplicate mailings to stockholders sharing an address. Beneficial owners that desire to eliminate duplicate mailings, or to receive his/her own set of the Notice of Internet Availability of Proxy Materials and/or proxy materials now or in the future should contact their broker, bank or other holder of record for more information, and stockholders of record should submit their request by contacting Computershare Trust Company Inc., 250 Royall Street, Canton, MA 02021 or call them at 1-800-962-4284 (1-781-575-3120 if calling from outside the United States).

However, please note that any stockholder who wishes to receive a paper or email copy of the proxy materials for purposes of voting at this year’s Meeting should follow the instructions included in the Notice of Internet Availability of Proxy Materials that was sent to the stockholder.

Who May Vote

Holders of Shares at the close of business on the April 24, 2013 Record Date are entitled to vote or to have their Shares voted at the Meeting. Each Share confers the right to one vote in person or by proxy at the Meeting.

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Interests of Certain Persons in Matters to Be Acted Upon

No current director or nominee director or executive officer of the Company at any time since the beginning of the Company’s last fiscal year, or any associate or affiliate of such persons, or any person on behalf of whom this solicitation is made, has any material interest, direct or indirect, in any matter to be acted upon at the Meeting other than the interests of the Company’s directors in the election of the director nominees identified in Proposal 1 and the interests of the Company’s named executive officers in the advisory vote on the compensation of the Company’s named executive officers described in Proposal 3 and the advisory vote on the frequency of future advisory votes on compensation of the Company’s named executive officers described in Proposal 4.

Section 16(A) Beneficial Ownership Reporting Compliance

To the knowledge of the Company’s directors and executive officers, no person who was at any time during the last fiscal year an officer, director or holder of more than ten percent of the Company’s common stock failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be filed during the fiscal year.

ELECTION OF DIRECTORS

(Proposal No. 1)

General

The Board currently consists of five directors and the term of office of each of the five directors of the Company expires at the Meeting. On May 3, 2013, two of the Company’s standing directors, namely Messrs. Robert J. (Don) MacDonald and Gregg J. Sedun, informed the Company that they had decided not to stand for re-election to the Board at the Meeting. The Board of Directors has therefore nominated three of the five persons who serve as the standing directors for election as directors of the Company at the Meeting. Proxies cannot be voted for a greater number of persons than the three nominees named. The Board expects to fill the two vacancies that will result from the expiration of the terms of office of Messrs. MacDonald and Sedun at the Meeting as soon as practicable after suitable replacement candidates have been identified and approved.

Each nominee consented to be named as a nominee in this Proxy Statement and to serve as a director of the Company if elected. Dr.. Rose qualifies as an independent director under rules promulgated by the SEC, NASDAQ listing standards and the applicable rules of the Toronto Stock Exchange (the “TSX”). Each director elected will hold office until the next annual meeting of stockholders of the Company or until his successor is duly elected or appointed, unless his office is earlier vacated in accordance with the Bylaws of the Company or with the laws of the State of Delaware.

None of the nominees named below has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director or a nominee of any other person, and there is no family relationship between any director or officer of the Company.

Unless such authority is withheld, the persons named as proxy on the accompanying instrument of proxy intend to vote for the election of the nominees whose names are set forth herein. The Board of Directors does not contemplate that any of these nominees will be unable to serve as a director. If, prior to the Meeting, any of the nominees is unable or declines to so serve, the persons named in the accompanying instrument of proxy will vote for another nominee of management if presented, or to reduce the number of directors accordingly, in their discretion.

Information Concerning the Nominees

The following table contains each nominee’s name, age, position(s) at the Company, municipality of residence, present principal occupation, principal occupations and directorships for at least the last five years and period of service as a director of the Company:

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Name, Age and Position	Principal Occupations During the Past Five Years	Director Since

William A. Buckovic Age: 63 Executive Vice President, Director Grand Junction, Colorado	Mr. Buckovic is the Founder of Geovic, Ltd., the Company’s principal operating subsidiary, and was President of Geovic, Ltd. from 1994 through March 2009. He became President and a director of the Company upon completion of the reverse take-over transaction (the “RTO”) completed in December 2006, and Executive Vice President of the Company and Geovic Ltd. in 2009. Mr. Buckovic has been active for over 40 years in the mineral exploration and development business, and has been involved in the discovery of several major mineral deposits. Mr. Buckovic’s wide ranging experience in the energy minerals, precious metals, advanced metals and ferro-alloy metals businesses and his work on projects in North America, Africa, South America, Australia, Europe and Asia, has provided him with a wealth of mineral exploration and development knowledge. In addition, Mr. Buckovic’s long tenure with the Company has provided him with knowledge of all aspects of the Company’s business and its history, which uniquely positions him to be a valued member of the Board of Directors.	December 1, 2006

Michael T. Mason Age: 68 Chairman of the Board, Chief Executive Officer, Garden City, New York	Mr. Mason assumed the role of Chief Executive Officer of the Company in January 2011 and Chairman of the Board in February 2012. Mr. Mason has been Managing Partner of Mineral Services, LLC, a consulting firm, from 1996 to present. He was President and Director of MBMI Resources from 2002 to July 2011 but remains a shareholder. He has more than 35 years of experience in the marketing of precious and base metals and other commodities and is a specialist in risk management, off-take agreements and international trading, providing unique experience to the Board of Directors on significant aspects of the mining industry. Mr. Mason was Director for Euromax Ltd. from May 2003 to September 2010. He served as Director of ECU Silver Mining Inc. from April 2001 until its merger with Golden Minerals, Inc. in September 2011, and has been a Director of Golden Minerals since the merger.	December 1, 2006

Paul D. Rose (1) Age: 54 Director Beaverton, Oregon	Dr. Rose has been an Anesthesia Staff Physician with Legacy Emanuel Hospital in Portland, Oregon since 1990. He is a founding member and a former director of Oregon Anesthesiology Group (“OAG”) and serves as Chairman of OAG’s Pension Committee. Dr. Rose, an early investor in Geovic, Ltd., the Company’s predecessor prior to the RTO, and a beneficial owner of approximately nine percent of the Company’s outstanding shares of common stock as of March 20, 2013, has a strong understanding of the Company and its history and brings a valuable and diverse set of skills to the Board of Directors.	June 11, 2010

(1)  Dr. Rose is a current member of the Audit Committee, the Human Resources and Compensation Committee and the Nominating and Corporate Governance Committee.

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Corporate Cease Trade Orders

Michael Mason, the Chairman of the Board and Chief Executive Officer of the Company, was a director of ECU Silver Mining Inc. in 2002, 2003 and 2004 when it was subject to several cease trade orders issued by Canadian securities regulatory authorities as a result of certain deficiencies in the Company’s public disclosure record, which were subsequently rectified. Mr. Mason was also an officer and director of MBMI Resources Inc. in 2008 when it was subject to a cease trade order issued by Canadian securities regulatory authorities as a result of certain deficiencies in its public disclosure record, which were subsequently rectified.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the election of William A. Buckovic, Michael T. Mason, and Paul D. Rose as directors of the Company to serve until the 2014 annual meeting of stockholders.

CORPORATE GOVERNANCE AND BOARD MATTERS

Governance Guidelines and Business Ethics Code

The Board is committed to maintaining high standards of corporate governance and accordingly reviews its corporate governance practices from time to time to assess the effectiveness and appropriateness of such practices. The Board has adopted a Statement on Corporate Governance setting forth guidelines and standards with respect to the role and composition of the Board, the functioning of the Board and its committees, succession planning and management development, the Board’s and its committees’ access to independent advisers and other matters.

The Board encourages and provides a culture of ethical business conduct within the Company and has adopted a Code of Business Conduct and Ethics (the “Ethics Code”), which applies to all directors, officers, employees and agents of the Company and its wholly-owned subsidiaries. Compliance with the Ethics Code is based on the cooperation and vigilance of all persons subject to the Ethics Code. Each employee is provided with a copy of the Ethics Code and is required to certify in writing that they have read, understood and agree to comply with the Ethics Code. Primary responsibility for monitoring compliance with the Ethics Code rests with the Audit Committee, the Chief Financial Officer and the General Counsel.

Directors who (i) are parties to, (ii) are directors or officers of a party to or (iii) have a material interest in any person who is a party to a material contract or proposed material contract with the Company must disclose the conflict in writing to the Company or request to have the nature and extent of such interest entered into the minutes of the meeting of the Board at which such material contract is under consideration. The director shall, if requested by any other director, not be present at a meeting of the Board while the Board is considering any such material contract and shall not vote on such material contract, unless permitted by law.

Stockholders and other interested persons may obtain a written copy of the Statement on Corporate Governance and the Ethics Code by contacting the Company, from the Company’s website — www.geovic.net and on SEDAR at www.sedar.com.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine the optimal leadership structure of the Company. Prior to the February 14, 2012 resignation from the Board of Wade D. Nesmith, the previous Chairman of the Board, the leadership structure of the Company included separate roles for the Chairman of the Board and the Chief Executive Officer. In connection with Mr. Nesmith’s resignation, the Board decided to combine the positions and appoint Michael T. Mason, the Company’s Chief Executive Officer, as Chairman of the Board. The Board believes this arrangement provides an efficient leadership structure and an effective means for communication between management and the Board, and fosters clear accountability, effective decision-making, and alignment on corporate strategy.

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In connection with the combination of the roles for the Chairman of the Board and the Chief Executive Officer, and in order to assure that the independent directors continue to have a leading role in the Company’s governance, the Board of Directors has established the position of Lead Independent Director, who is appointed on an annual basis. Gregg J. Sedun currently serves as the Company’s Lead Independent Director. In his role as Lead Independent Director, Mr. Sedun has the following duties:

•	presides at all meetings of the Board of Directors at which the Chairman of the Board is not present, including executive sessions of the independent directors;
•	serves as liaison between the Chairman of the Board and the independent directors;
•	provides advice and counsel to the Chairman of the Board on Board of Directors meeting agendas and schedules;
•	has the authority to call meetings of the independent directors; and
•	is available for consultation and direct communication, under appropriate circumstances, if requested by major shareholders, or by management.

The Board expects to evaluate the appointment of a new Lead Independent Director once directors for the two vacancies have been identified and have joined the Board.

Independence of the Board

The Board has determined that three of its five members, namely Messrs. MacDonald, Rose and Sedun, are independent under rules promulgated by the SEC, NASDAQ listing standards and the applicable rules of the TSX. A majority of the current directors are therefore independent as determined under applicable rules, however, upon the expiration of the terms of office of Messrs. MacDonald and Sedun at the Meeting and until such time as the Board identifies and approves suitable replacement candidates who are also independent under applicable rules. Only one of the three director nominees, namely Dr. Rose, will be independent under applicable rules. Michael Goldberg, Wade Nesmith and John Perry, who were members of the Board of Directors until their resignation from the Board on February 14, 2012, also qualified as independent under applicable rules. The Board has concluded that two directors, Messrs. Buckovic and Mason, are not independent under applicable rules, as they are officers of the Company or its subsidiaries. Mr. Mason was also a paid consultant to the Company from 2003 until early 2011. John Sherborne, who was a member of the Board of Directors until his resignation from the Board on February 14, 2012, was also not independent under applicable rules, as he was an officer of the Company or its subsidiaries. The independent directors are the sole members of the Audit Committee, the Human Resources and Compensation Committee and the Nominating and Corporate Governance Committee of the Company.

Stockholder Communications with the Board

The Board has established a process by which stockholders may send communications to the Board of Directors, which is set forth in the Charter adopted by the Board for the Nomination and Corporate Governance Committee of the Board. The charter is available for review on the Company’s website — www.geovic.net.

Meetings of the Board and Committees of the Board

The Board meets in person a minimum of four times per year, usually late each quarter including following the annual meeting of stockholders. Each committee of the Board meets as frequently as deemed necessary by the committee. The frequency of the meetings and the nature of the meeting agendas are dependent upon the nature of the business and affairs which the Company faces from time to time. During the fiscal year ended December 31, 2012, the Board met six times, in person or by telephone, the Audit Committee met four times and the Human Resources and Compensation Committee met once. The Nominating and Corporate Governance Committee did not meet in 2012. None of the directors attended fewer than 75 percent of the total of the Board meetings and the meetings of the committees of which he is a member. The Company and the Board encourage attendance by all directors at each annual meeting of stockholders. Three of the five directors of the Company then in office attended the 2012 annual meeting of stockholders.

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Compensation of Directors

The Company provides cash compensation to the non-employee directors for their services as directors and as members of committees of the Board. The Company has reimbursed and will continue to reimburse its non-employee directors for their travel, lodging and other reasonable expenses incurred in attending Board and committee meetings, and for other Company business meetings.

The Board has adopted a compensation program for the non-employee directors of the Company. Under that arrangement, all non-employee directors are paid an annual retainer of $25,000; the Board Chair, if independent, receives an additional $25,000; the Chair of the Audit Committee, $15,000; and the Chair of each other Committee $5,000, all paid quarterly in advance. In addition, each director receives $1,500 for each Board or committee meeting attended in person (and receives an additional $1,500 if required to travel to a Board meeting on one or more days other than the meeting date) or any other meeting lasting longer than two hours, $500 for telephone meetings lasting two hours or less, and the Board Chair, if independent, also receives $1,000 per day for other business undertaken on behalf of the Company.

In addition, non-employee directors receive initial non-discretionary grants of non-qualified stock options under the Company’s Second Amended and Restated Stock Option Plan (“Plan”). Upon appointment or election, a new director is granted 200,000 options upon taking office, or as soon thereafter as the grant may be completed. In all years through 2010, annual grants of 100,000 options were made to directors before January 10 each year, or as soon thereafter as permitted under the Plan, vesting 40 percent upon the date of grant, 30 percent after one year and 30 percent after two years, dependent upon continued service as a director of the Company, with option terms of ten years from the date of grant. In 2011 awards of 40,000 restricted shares of the Company’s common stock (“Restricted Stock Awards”) or awards of 40,000 Restricted Stock Units (“RSUs”) were made to each independent director (60,000 RSUs for the Chairman). The Restricted Stock Awards vest 40% upon date of grant and 30% annually for the next two years, while the RSUs entitle the holder to receive the underlying shares of the Company’s common stock at the later of a termination of services at least one year after the date of the award or three years after the award. No stock awards were made during 2012 and none have been made to date during 2013.

Director Compensation Table

The following table shows compensation paid to the non-employee directors of the Company during the fiscal year ended December 31, 2012.

Name	Fees earned or paid in cash	Option awards (non-cash)(1)	All other compensation	Total
Robert J. MacDonald	$44,000	—	—	$44,000
Paul D. Rose	$39,882	—	—	$39,882
Gregg J. Sedun	$30,500	—	—	$30,500

(1)  As of the end of the fiscal year ended December 31, 2012, the aggregate number of options outstanding for each non-employee director was as follows:

Name	Options
Robert J. MacDonald	500,000
Gregg J. Sedun	350,000
Paul Rose	200,000

Board Mandate; Role in Risk Oversight

The duties and responsibilities of the Board are to supervise the management of the business and affairs of the Company, and to act in the best interests of the Company. In discharging its mandate, the Board is responsible for the oversight and review of the following matters, among others: the strategic planning and implementation for the Company’s business; identifying the principal risks of the Company’s business and ensuring the implementation of appropriate systems to manage these risks; succession planning, including appointing, training and monitoring senior management; a communications policy for the Company to facilitate communications with investors and other interested parties; and the integrity of the Company’s internal control and management information systems.

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The Board is also mandated to assess the effectiveness of the Board as a whole, its committees and the contribution of individual directors. The Board discharges its responsibilities directly and through its committees, currently consisting of the Audit Committee, the Human Resources and Compensation Committee and the Nominating and Corporate Governance Committee.

The Board, together with the executive officers of the Company, has the primary responsibility for enterprise risk management within the Company. The Board delegates many of its risk oversight functions to the Audit Committee. Under its charter, the Audit Committee is responsible for discussing with management policies with respect to financial risk assessment and enterprise risk management, including guidelines to govern the process by which major financial and accounting risk assessment and management is undertaken by the Company. The Audit Committee also oversees our corporate compliance programs. In addition to the Audit Committee’s work in overseeing certain risk management functions, our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed, and the Board receives reports on these risk areas from senior officers of the Company. The Board believes that the work undertaken by the Audit Committee, together with the work of the full Board and the senior officers of the Company, enables the Board to effectively oversee the Company’s risk management.

Position Descriptions

The Board has not adopted written position descriptions for the Chairman of any committee. The Board meets following the annual meeting of stockholders to discuss the roles and responsibilities of the committees and leadership of the Board. These roles and responsibilities are set out below.

Chairmen of Board Committees

The Chairman of each committee of the Board (“Committee Chairman”) will be a duly elected member of the Board and appointed annually by the Board on recommendation of the applicable committee. A Committee Chairman will be an independent director when available. Each Committee Chairman is expected to provide independent, effective leadership to the committee and to lead that committee in fulfilling the duties set out in its charter.

A Committee Chairman will provide overall leadership and enhance the effectiveness of the committee, foster ethical and responsible decision making and provide effective leadership to oversee all aspects of the committee’s direction, structure and composition.

A Committee Chairman will also be expected to allow for timely reporting of each meeting to the Board, including committee recommendations and findings, will ensure performance evaluation of the committee is conducted, will provide written information in a timely manner to ensure that the committee fulfills its mandate, will ensure that all resources and expertise are available to the committee, will coordinate with the committee to retain, oversee, compensate and terminate independent advisors and will facilitate effective communication between committee members and management.

Robert J. MacDonald chairs the Audit and the Nominating and Corporate Governance Committees. The Board expects to evaluate the appointments of chairs of all committees once directors for the two vacancies have been identified and have joined the Board. Paul Rose chairs the Human Resources and Compensation Committee.

Chief Executive Officer

The Board has not developed a position description for the Chief Executive Officer of the Company. The independent Directors meet annually, or more often with the Chief Executive Officer to review the duties, roles and responsibilities of the Chief Executive Officer, which include the following:

•	developing, implementing and assessing the effectiveness of corporate strategy and business plans;
•	providing executive leadership to the Company and achieving the results targeted in the corporate strategy and business plans;
•	representing the Company in communications with stakeholders including stockholders, customers, suppliers, partners, employees, governments, regulators, industry, community members and others;
•	recruiting, retaining, assessing the performance of and developing a high caliber executive team, key employees and their successors; and
•	establishing and maintaining corporate policies and culture, leading by example and setting a high standard of integrity in all aspects of the business.

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Nomination of Directors

The Nominating and Corporate Governance Committee is responsible for identifying and recruiting new candidates for nomination to the Board. The process by which the Board anticipates that it will identify new candidates is through recommendations of the Nominating and Corporate Governance Committee whose responsibility it is to develop, and annually update and recommend to the Board for approval, a long-term plan for Board composition that takes into consideration the following: (a) the independence of each director; (b) the competencies and skills the Board, as a whole, should possess; (c) the current strengths, skills and experience represented by each director, as well as each director’s personality and other qualities as they affect Board dynamics; (d) retirement dates; and (e) the strategic direction of the Company. While there is no formal policy with regard to consideration of diversity in identifying director nominees, the Nominating and Corporate Governance Committee will consider diversity in business experience, professional expertise, gender and ethnic background, along with various other factors when evaluating director nominees. The Nominating and Corporate Governance Committee will review the candidates’ credentials, interview them and check candidates’ references prior to deciding if a candidate should be nominated as a director.

The Board has informally concluded that no policy should be in place with regard to the consideration of any director candidates recommended by stockholders so that the Nominating and Corporate Governance Committee will be in a better position to consider any candidate that the Committee considers to have such qualification and experience as will be most beneficial to developing and maintaining the Company’s business. Consequently, the Nominating and Corporate Governance Committee has no policy with regard to the consideration of any director candidates recommended by stockholders.

A stockholder may submit the name of a director candidate for consideration by the Nominating and Corporate Governance Committee by writing to the Secretary of the Company at least 120 calendar days before the date the Company’s proxy statement for the previous year’s annual meeting of stockholders was released to security holders. The written submission should include qualifications, experience, including experience as a director of public companies, securities of the Company owned, directly or indirectly, all relationships with the Company or any affiliate or associate of the Company and the familiarity of the candidate with financial reporting requirements of public companies.

Board Committees

Audit Committee

The Company has a separately-designated standing audit committee established in accordance with section 3(a)(58)(A) of the Exchange Act (the “Audit Committee”), comprised of Robert J. MacDonald as Chair and Messrs. Paul Rose and Gregg Sedun. Each of the three directors serving on the Audit Committee qualify as independent under rules promulgated by the SEC, NASDAQ listing standards and the applicable rules of the TSX. Michael Goldberg, who was a member of the Audit Committee until his resignation from the Board on February 14, 2012, also qualified as independent under applicable rules. Additionally, the Board has determined that Mr. MacDonald qualifies as an “Audit Committee Financial Expert” as defined in accordance with Section 407 of the Sarbanes-Oxley Act of 2002 and Item 407(d)(5) of Regulation S-K. The Audit Committee held four meetings in 2012, each of which was attended by all members except Mr. Sedun, who attended one of the four meetings.

Upon the expiration of the terms of office of Messrs. MacDonald and Sedun at the Meeting and until such time as the Board identifies and approves suitable replacement candidates, the Audit Committee will have two vacancies, with Dr. Rose as the sole remaining member, and will not have an “Audit Committee Financial Expert” as defined in accordance with Section 407 of the Sarbanes-Oxley Act of 2002 and Item 407(d)(5) of Regulation S-K.

The Audit Committee assists the Board in monitoring (1) our accounting and financial reporting processes, (2) the integrity of our financial statements, (3) our compliance with legal and regulatory requirements, (4) the independent auditor’s qualifications, independence and performance, (5) our business practices and ethical standards, (6) our risk assessment and risk management policies and (7) our internal disclosure controls, our internal controls over financial reporting and our compliance with the financial reporting aspects of the Sarbanes-Oxley Act. The Committee is responsible for the appointment of our independent auditor and for the compensation, retention and oversight of the work of our independent auditor, and approval of the oversight of our accounting and financial reporting processes, including our internal financial controls.

The Charter for the Audit Committee may be reviewed at the Company’s website — www.geovic.net and on SEDAR at www.sedar.com.

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AUDIT COMMITTEE REPORT

The role of the Audit Committee of the Board of Directors is to assist the Board in its oversight of: (1) our accounting and financial reporting processes, (2) the integrity of our financial statements, (3) our compliance with certain legal and regulatory requirements, (4) the independent auditor’s qualifications, independence and performance, (5) our business practices and ethical standards, (6) our risk assessment and risk management policies and (7) our internal disclosure controls and procedures, internal controls over financial reporting and compliance with the financial reporting aspects of the Sarbanes-Oxley Act, and to prepare this report. The Board, in its business judgment, has determined that all members of the Audit Committee are independent under rules promulgated by the SEC, NASDAQ listing standards and the applicable rules of the TSX; all members are financially literate and have accounting or related financial management expertise; and that Robert J. “Don” MacDonald, Chair qualifies as an “audit committee financial expert” as defined in the applicable regulations of the SEC. The Audit Committee operates pursuant to a written Charter, a copy of which can be found on our website at: www.geovic.net. As set forth in the Charter, management of Geovic is responsible for the preparation, presentation and integrity of Geovic’s financial statements, and the effectiveness of internal control over financial reporting. Management is also responsible for maintaining Geovic’s accounting and financial reporting principles and internal controls and procedures reasonably designed to assure compliance with accounting standards and applicable laws and regulations. The Chief Financial Officer reports to the Audit Committee and is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of Geovic’s internal controls relating, for example, to the reliability and integrity of the Company’s financial information and the safeguarding of assets. The independent registered public accounting firm is responsible for auditing Geovic’s financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements with management and with Ernst & Young. The Audit Committee also discussed with E&Y the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended by SAS No. 114, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. Finally, the Audit Committee received the written disclosures and the letter from E&Y required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee on independence, and has discussed with the independent accountant the independent accountant’s independence. The Audit Committee has ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm. Any fees billed by the auditor for non-audit services must be pre-approved by the Audit Committee and would be considered in the discussions of the auditor’s independence.

Audit Committee members are not employees of Geovic, and do not perform the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to us by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of Geovic financial statements has been carried out in accordance with standards of the PCAOB, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that Geovic’s registered public accounting firm is in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in Form 10-K for the fiscal year ended December 31, 2012 filed with the SEC. The Audit Committee also engaged Ernst & Young LLP as the independent registered public accounting firm for Geovic for the first three quarters of fiscal 2013, and intends to engage Ernst & Young LLP as independent auditors for the fiscal year, subject to ratification by the Company’s stockholders.

Submitted by the Audit Committee of the Board of Directors

Robert J. (Don) MacDonald, Chair

Paul D. Rose

Gregg Sedun

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Human Resources and Compensation Committee

The Board has a Human Resources and Compensation Committee consisting of Paul Rose as Chair, and Robert J. MacDonald and Gregg J. Sedun, each of whom the Board considers to be independent under applicable rules. Michael Goldberg and John Perry, who were members of the Human Resources and Compensation Committee until their resignation from the Board on February 14, 2012, also qualified as independent under applicable rules. The Human Resources and Compensation Committee held two meetings in 2012, each of which was attended by all members.

Upon the expiration of the terms of office of Messrs. MacDonald and Sedun at the Meeting and until such time as the Board identifies and approves suitable replacement candidates, the Human Resources and Compensation Committee will have two vacancies, with Dr. Rose as the sole remaining member.

The Human Resources and Compensation Committee’s functions are to review and recommend compensation policies and programs, as well as salary and benefit levels for the Chief Executive Officer and other executive officers. The Committee makes the recommendations to the Board which, in turn, gives final approval on compensation matters. The Human Resources and Compensation Committee has the authority to retain such advisors, counsel and consultants as the members deem necessary in order to carry out its functions.

The Board endeavors to ensure compensation is determined based on objective criteria. These criteria include the attainment of pre-set objectives for the previous financial year, comparisons of salaries paid to other senior officers in the industry and any advice given by independent advisors and consultants to the Company. The Chief Executive Officer is not present during meetings of the Human Resources and Compensation Committee at which his compensation is being discussed. Responsibilities of the Human Resources and Compensation Committee may not be delegated to other persons.

The Charter for the Human Resources and Compensation Committee may be reviewed at the Company’s website — www.geovic.net and on SEDAR at www.sedar.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of Mr. MacDonald as Chair and Messrs. Sedun and Rose. These Directors also make up the Audit Committee and will fulfill the role and responsibilities of both committees. This Committee did not meet in 2012.

Upon the expiration of the terms of office of Messrs. MacDonald and Sedun at the Meeting and until such time as the Board identifies and approves suitable replacement candidates, the Nominating and Corporate Governance Committee will have two vacancies, with Dr. Rose as the sole remaining member.

The Nominating and Corporate Governance Committee’s duties include:

•	establishing criteria for service as a director, and reviewing candidates and recommending to the Board the nominees for directors in connection with the Company’s annual meetings of stockholders;
•	recommending highly qualified candidates who it believes will, if added to the Board, enhance the strength, independence and effectiveness of the Board;
•	recommending appropriate governance practices for the Company in light of corporate governance guidelines set forth by regulatory entities and applicable law;
•	periodically reviewing the Code of Business Conduct and Ethics for the Company and recommending amendments to the Board;

•	reviewing and approving material transactions between the Company or a subsidiary of the Company and related persons;
•	adopting guidelines to establish timing for routine sales of our securities by officers, directors and employees;
•	reviewing policies and guidelines for dissemination of material non-public information concerning the business or affairs of the Company and its operating subsidiaries; and
•	recommending to the Board compensation guidelines for directors of the Company.

The Nominating and Corporate Governance Committee also reviews the independence of directors or potential directors. The Charter for the Nominating and Corporate Governance Committee may be reviewed at the Company’s website — www.geovic.net and on SEDAR at www.sedar.com.

Assessments

While the Company has no formal review process in place for individual directors, the Board considers the effectiveness and contribution of its individual members from time to time on an informal basis.

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The Board is committed to assessments of the effectiveness of the Board, the committees of the Board and the individual directors. In accordance with its charter, the Nominating and Corporate Governance Committee periodically reviews and makes recommendations to the Board regarding evaluations of the Board, the committees of the Board and the individual directors. The process for such evaluations could include the following:

•	individual discussions between each director and an independent consultant and/or members of the Nominating and Corporate Governance Committee;
•	with regard to individual director assessments, peer and/or self evaluations; and
•	individual discussions with those members of senior management who regularly interact with the Board.

Transactions with Related Persons

No related person of the Company has had any material interest in any transaction since January 1, 2012 or will have any material interest in any currently proposed transaction which has materially affected or which would materially affect the Company or any of its subsidiaries. In addition, no related person of the Company had any material interest or any transaction from January 1, 2011 to December 31, 2012 which materially affected the Company or any of its subsidiaries.

Interest in Material Transactions; Conflicts of Interest

No person, including any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing, has any material interest, direct or indirect in any transaction since the commencement of the Company’s last fiscal year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries. Certain of the Company’s directors and officers are also directors and officers of other natural resource companies. Consequently, there exists the possibility for such directors and officers to be in a position of conflict. Any decision made by any of such directors and officers relating to the Company will be made in accordance with their duties and obligations under applicable law.

Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of the Company’s shares of common stock, par value $0.0001 per share (the “Shares”), as of the Record Date by (i) each of our directors and executive officers, (ii) each person who holds, of record, more than 5% of our Shares with such person’s address, and (iii) our executive officers and directors, as a group. Beneficial ownership is based on the number of Shares and percentage of issued Shares beneficially owned, directly or indirectly, or that are subject to control or direction by that person. For purposes of the table, and in accordance with Rule 13d-3(d)(1) under the Exchange Act, the applicable percentage of ownership for each listed person is based on 106,639,602 outstanding Shares as at the Record Date, plus any securities held by such person exercisable for, or convertible into, the Company’s common stock within 60 days of the Record Date.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Common Stock
Paul D. Rose	9,609,403 (2)	8.99%
14465 NW Belle Place Beaverton, OR 97006
William A. Buckovic	11,282,122 (3)	10.41%
743 Horizon Ct. 300A Grand Junction, CO 81506
Robert J. MacDonald	862,000 (4)	0.80%
Michael T. Mason	570,000 (5)	0.53%
Gregg J. Sedun	3,382,768 (6)	3.16%
Greg C. Hill	885,000 (7)	0.82%
Gary R. Morris	1,079,232 (8)	1.00%
Alan W. Peryam	290,000 (9)	0.27%
Shelia I. Short	415,536 (10)	0.39%
Barbara A. Filas	525,000 (11)	0.53%
John E. Sherborne	268,955 (12)	0.25%
Timothy D. Arnold	321,000 (13)	0.30%
All Officers and Directors as a Group (12 Persons)	29,536,016	27.70%

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(1)  Unless otherwise indicated, the address of each such person is c/o Geovic Mining Corp., 5500 E. Yale Avenue, Suite 980, Denver, Colorado 80222.

(2)  Includes 8,415,411 Shares held by Paul D. Rose over which Dr. Rose has sole dispositive and voting options exercisable within 60 days of the Record Date to purchase up to 200,000 Shares, 654,072 Shares held by Dr. Rose’s wife, Jean L. Rose, over which Ms. Rose has sole dispositive and voting power and 339,920 Shares over which Dr. and Ms. Rose share dispositive and voting power.

(3)  Includes 9,004,540 Shares held by William A. Buckovic, jointly with his wife, 39,000 Shares held individually, options exercisable within 60 days of the Record Date to purchase up to 1,761,500 Shares, which includes 63,160 options held by his wife, and 477,082 Shares held by his wife as trustee for the benefit of minor children, of which he disclaims beneficial ownership.

(4)  Includes 362,000 Shares held by Robert J. MacDonald and options exercisable within 60 days of the Record Date to purchase up to 500,000 Shares. Does not include 40,000 RSUs granted January 21, 2011 pursuant to the Company’s 2010 Stock Award Plan.

(5)  Includes 200,000 Shares held by Michael T. Mason and options exercisable within 60 days of the Record Date to purchase up to 370,000 Shares.

(6)  Includes 27,768 Shares held directly, 505,000 Shares held by GJS Capital Corp. of which Mr. Sedun is beneficial owner, 200,000 Shares held by Mr. Sedun’s wife, 2,300,000 Shares held by Alcaron Capital Corp., of which the beneficial owner is Mr. Sedun’s wife, and beneficial ownership of which is disclaimed by Mr. Sedun, and options exercisable within 60 days of the Record Date to purchase up to 350,000 Shares. Does not include 40,000 RSUs granted January 21, 2011 pursuant to the Company’s 2010 Stock Award Plan.

(7)  Includes options exercisable within 60 days of the Record Date, held by Greg C. Hill, to purchase up to 885,000 Shares.

(8)  Includes 308,832 Shares held by Gary R. Morris and options exercisable within 60 days of the Record Date to purchase up to 770,400 Shares.

(9)  Includes options exercisable within 60 days of the Record Date, held by Alan W. Peryam to purchase up to 290,000 Shares.

(10)  Includes 153,536 Shares held by Shelia I. Short and options exercisable within 60 days of the Record Date to purchase up to 262,000 Shares.

(11)  Includes options held by Ms. Filas which are exercisable within 60 days of the Record Date to purchase up to 525,000 Shares.

(12)  Includes 268,955 Shares held by John E. Sherborne.

(13)  Includes options exercisable within 60 days of the Record Date, to purchase up to 321,000 Shares. Does not include unvested options held by Mr. Arnold to purchase up to 9,000 Shares.

We are not aware of any arrangements that may result in a “change in control” as that term is defined by the Item 403 of Regulation S-K.

15

EXECUTIVE COMPENSATION

Summary Compensation Table

Summary Compensation Table

The following table sets forth the compensation paid during the fiscal years indicated to the individuals who served as Chief Executive Officer and Chief Financial Officer of the Company during the last completed fiscal year; each of the Company’s two most highly compensated executive officers, other than the Chief Executive Officer and Chief Financial Officer, who were serving as executive officers at the end of the most recently completed fiscal year and whose salary and bonus exceeded $100,000; and up to two individuals who would have satisfied this criteria but for the fact that individual was not serving as an executive officer at December 31, 2012 (collectively, the “Named Executive Officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)	Options awards ($) (non-cash)(1)	All other compensation ($)	Total ($)
Michael T. Mason	2012	275,000	—	—	—	275,000
Chairman of the Board and Chief Executive Officer	2011	260,215	—	204,382 (2)	69,132	533,729

Greg C. Hill	2012	210,000	—	—	—	210,000
Chief Financial Officer	2011	210,000	—	51,020	36,790	297,810
	2010	210,000	—	48,951	16,900	275,851

William A. Buckovic	2012	207,360 (3)	—	—	—	207,360 (3)
Executive Vice President and Director	2011	207,360 (4)	—	40,816	12,493	260,669 (4)
	2010	203,800	—	48,951	6,114	258,865

John E. Sherborne(5)	2012	106,492	—	—	570,518 (6)	677,010
President, New Ventures Division	2011	285,000	—	61,224	15,149 (7)	361,373
	2010	285,000	—	73,426	12,328 (8)	370,754

Barbara A. Filas(9)	2012	250,000	—	—	—	250,000
President	2011	247,312	—	48,665	71,628	367,605
	2010	200,000	—	58,741	6,000	264,741

(1)  The grant date fair value of such options, restricted stock units and restricted stock awards was computed in accordance with the authoritative guidance for accounting for stock compensation. See Note 6 to the Consolidated Financial Statements for the fiscal year ended December 31, 2012 included in the Company’s Annual Report on Form 10-K for assumptions made in reaching these valuations.

(2)  These are performance-based stock options that expired January 20, 2012 without vesting.

(3)  This amount does not include fair market value of restricted stock awarded in January 2011 (39,000 shares), determined in accordance with FASB ASC Topic 718.

(4)  This amount does not include (i) $180,000 in proceeds from the exercise of stock options, or (ii) $89,888 in aggregate grant date fair market value of restricted stock awarded in January 2011 (78,000 shares), determined in accordance with FASB ASC Topic 718.

(5)  Mr. Sherborne’s employment with the Company terminated effective May 12, 2012.

(6)  Includes severance of $570,000 and vacation buy-out of $518 paid pursuant to the terms of Mr. Sherborne’s employment agreement in connection with the termination of Mr. Sherborne’s employment with the Company.

(7)  Does not include $18,000 in proceeds from the exercise of stock options.

(8)  Does not include $42,511 in proceeds from the exercise of stock options.

(9)  Ms. Filas’ employment with the Company terminated effective February 5, 2013.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the number of unexercised options held by each Named Executive Officer as at
December 31, 2012.

Name	Number of Securities Underlying Vested Options (#)	Number of Securities Underlying Non-vested Options (#)	Option Exercise Price	Option Expiration Date
Michael T. Mason	20,000	—	$0.56	12/31/2014
	50,000	—	Cdn$ 2.36	10/26/2017
	100,000	—	Cdn$ 1.68	01/02/2018
	100,000	—	Cdn$ 0.65	02/03/2019
	100,000	—	Cdn$ 0.90	01/10/2020

Greg C. Hill	400,000	—	Cdn$ 2.36	10/26/2017
	200,000	—	Cdn$ 1.68	01/02/2018
	60,000	—	Cdn$ 0.65	02/03/2019
	100,000	—	Cdn$ 0.90	01/10/2020
	125,000	—	Cdn$ 0.70	01/21/2021

William A. Buckovic	429,200	—	$0.05	11/23/2016
	8,600	—	$0.10	12/31/2013
	26,540	—	$0.15	12/31/2013
	376,000	—	$0.15	12/31/2014
	100,000	—	$0.38	12/31/2014
	62,000	—	$1.08	08/15/2016
	156,000	—	$1.30	12/31/2015
	150,000	—	Cdn$ 2.36	10/26/2017
	150,000	—	Cdn$ 1.68	01/02/2018
	40,000	—	Cdn$ 0.65	02/03/2019
	100,000	—	Cdn$ 0.90	01/10/2020
	100,000	—	Cdn$ 0.70	01/21/2021

John E. Sherborne(1)	—	—	—	—

Barbara A. Filas(2)	300,000	—	Cdn$ 0.66	02/16/2019
	120,000	—	Cdn$ 0.90	01/10/2020
	150,000	—	Cdn$ 0.70	01/21/2021

(1)  Mr. Sherborne’s employment with the Company terminated effective May 12, 2012.

(2)  Ms. Filas’ employment with the Company terminated effective February 5, 2013.

Securities Reserved for Issuance under Equity Compensation Plan

The following table sets forth information as at December 31, 2012 relating to the Company’s Second Amended and Restated Stock Option Plan and 2010 Stock Award Plan, our only equity compensation plans under which our securities are authorized for issuance at December 31, 2012:

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Plan Category	Number of securities to be issued upon exercise/conversion of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected herein)
Equity compensation plans approved by security holders	11,461,731	$ 0.84 per Share	7,238,269
Equity compensation plans not approved by security holders	—	—	—
Total	11,461,731	$ 0.84 per Share	7,238,269

The Company has never repriced any stock options previously granted.

Employment Agreements

The Company has a written employment agreement with Michael T. Mason, the Company’s Chief Executive Officer. The initial term of Mr. Mason’s agreement is for one year beginning April 23, 2012. The term renews annually on April 23 of each year subject to 60 days written notice of termination by either party. Under the terms of his employment agreement, Mr. Mason is entitled to (i) an annual salary at the rate of $275,000 per year; (ii) an award of options to purchase up to 500,000 shares of the Company’s common stock under the Company’s Second Amended and Restated Stock Option Plan, exercisable within ten years of the grant of the options (these options have not yet been granted by the Board of Directors); (iii) a one-time cash incentive bonus equal to 150% of his base salary, payable if during the term of the agreement, including any extension thereof approved by the Board of Directors, any one of a number of extraordinary corporate transactions are approved by the Board of Directors, including a merger of the Company, a transaction or a series of transactions in which a controlling interest in the Company’s 60.5% subsidiary Geovic Cameroon, PLC is transferred by its shareholders to a third party, the Company transfers more than 50% ownership of its subsidiary Geovic Ltd. to a third party, or an agreement is reached to complete final financing arrangements including acceptable project debt financing for the Nkamouna Project in Cameroon; and (iv) a cash incentive bonus equal to 0.5% of transaction value for each of the following (A) the closing value received by the Company for any transaction for which the one-time cash incentive bonus described above would become payable and (B) the closing value received by the Company or any of its wholly owned subsidiaries related to the sale to a third party of equity (either new or existing shares) related to one or more of the Company’s exploration projects (not including Cameroon).

Upon termination of Mr. Mason’s employment agreement and his employment by the Company, the Company is required to pay to Mr. Mason certain compensation if such termination is (i) by the Company without cause or due to Mr. Mason’s disability or (ii) by Mr. Mason due to the Company’s breach of any material obligation owed to Mr. Mason under his employment agreement, due to the Company requiring Mr. Mason to perform illegal activities or due to the inability of Mr. Mason to substantially perform his essential duties under his employment agreement because of a disability. The compensation payable to Mr. Mason in a termination event described above would be a lump sum amount, due within 74 days of termination, equal to one year of Mr. Mason’s minimum base salary plus any earned bonus approved by the Board of Directors accrued to the time of termination. In the event of termination by the Company due to Mr. Mason’s death, (A) Mr. Mason would become 100 percent vested with respect to any options to purchase the Company’s capital stock then held by Mr. Mason and any restrictions with respect to restricted shares of the Company’s capital stock then held by Mr. Mason would immediately lapse, subject to any applicable rules or restrictions imposed by any stock exchange or securities regulatory authority, and (B) Mr. Mason’s estate would receive an amount equal to the amount received by the Company under the life insurance held by the Company on Mr. Mason’s life.

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The Company also has written employment agreements with each of its other Named Executive Officers. Each employment agreement provides for continued employment with rolling two year expiration terms. Each employment agreement also provides for payment of certain compensation following termination of the Named Executive Officer’s employment, if such termination is (i) by the Company without cause or due to the Named Executive Officer’s death or disability or (ii) by the Named Executive Officer due to the Company’s breach of any material obligation owed to the Named Executive Officer under his or her employment agreement, due to the Company requiring the Named Executive Officer to perform illegal activities, due to the inability of the Named Executive Officer to substantially perform his or her essential duties under his or her employment agreement because of a disability, or in the event of a change in control or any similar business circumstance with the Company or its subsidiaries which results within twelve months of such change in control in either (A) a termination or threatened termination of the Named Executive Officer’s employment or a reduction in compensation to be paid to the Named Executive Officer or (B) a significant change in the duties of the Named Executive Officer reasonably deemed unacceptable by the Named Executive Officer. The term “change in control” as used in the employment agreements means (1) any one person (or group of affiliated persons) holds a sufficient number of voting shares of the Company (or a resulting issuer) to affect materially the control of the Company or (2) any combination of persons acting in concert hold in total a sufficient number of voting shares of the Company to affect materially the control of the Company, in each case where such person or combination of persons did not previously hold a sufficient number of voting shares of the Company to affect materially the control of the Company (with the holding of more than 20 percent of the voting shares of the Company being deemed to materially affect the control of the Company in the absence of evidence to the contrary).

The compensation payable to a Named Executive Officer in a termination event described above (other than termination by the Company due to a Named Executive Officer’s death or disability) would be a lump sum amount, due within 90 days of termination, equal to two years of the minimum base salary of the Named Executive Officer, commencing on the effective date of the termination, plus any annual bonus to which the Named Executive Officer would have been entitled had the employment agreement not been terminated. In the event of termination by the Company due to a Named Executive Officer’s death, the Named Executive Officer’s estate would receive an amount equal to the amount received by the Company under the life insurance held by the Company on such Named Executive Officer’s life. In the event of termination by the Company due to a Named Executive Officer’s disability, the Named Executive Officer would receive an amount equal to the amount received by the Company under the disability insurance held by the Company on such Named Executive Officer.

In addition, in connection with each of the termination events described above, the Named Executive Officer would become 100 percent vested with respect to any options to purchase the Company’s capital stock then held by the Named Executive Officer and any restrictions with respect to restricted shares of the Company’s capital stock then held by the Named Executive Officer would immediately lapse, subject to any applicable rules or restrictions imposed by any stock exchange or securities regulatory authority. The Company does not have any obligation under the employment agreements to pay or reimburse the Named Executive Officer for any income or other taxes imposed as result of the foregoing benefits.

Our Board believes that having these employment agreements in place is an important retention incentive for our Named Executive Officers.

Directors and Officer Liability Insurance

The Company has purchased and maintains insurance for the benefit of the directors and officers of the Company and its subsidiaries against liabilities incurred by such persons as directors and officers of the Company and its subsidiaries, except where the liability relates to such person’s failure to act honestly and in good faith with a view to the best interests of the Company and its subsidiaries. The annual premium for the policy year ending November 30, 2012 paid by the Company and its subsidiaries for this insurance in respect of the directors and officers as a group is $148,764. No premium for this insurance is paid by the individual directors and officers.

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RATIFICATION OF APPOINTMENT OF independent registered public accounting firm

(Proposal No. 2)

The Board of Directors is asking stockholders to consider and act upon a proposal for the ratification of the Audit Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. Ernst & Young was our independent registered public accounting firm for the fiscal year ended December 31, 2012.

Although current law, rules and regulations require the Company’s independent registered public accounting firm to be engaged and supervised by the Audit Committee, the Board is submitting the selection of Ernst & Young for ratification by stockholders as a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection of the external auditor but may conclude that it is in the best interests of the Company to retain Ernst & Young for the current fiscal year. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.

Representatives of Ernst & Young are expected to be present at the annual meeting to respond to questions and may make a statement if they so desire.

Fees Paid to the Independent Registered Public Accounting Firm

The fees billed to the Company for the last two fiscal years by Ernst & Young LLP, the Company’s independent registered public accounting firm for those years were:

	2012	2011
Audit Fees(1)	$240,000	$275,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees	—	—

Total	$240,000	$275,000

(1)  Audit fees consist of our annual audit costs, fees for review of registration statements we file with the SEC and review of financial statements included in our Form 10-Q quarterly reports.

(2)  Audit-related fees are fees billed by the independent accountants for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and other reports and quarterly meetings with our Audit Committee, and include other consultations concerning financial accounting and reporting standards.

(3)  Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice, and tax planning.

Pre-Approval Policy Regarding Independent Registered Public Accounting Firm Services

The Audit Committee of the Board of Directors pre-approves all audit, non-audit and internal control-related services provided by the independent registered public accounting firm prior to the engagement of the independent registered public accounting firm with respect to such services. The audit and other services provided by our independent accountants are supervised by the Audit Committee. No services were performed in 2011 or 2012 by our independent registered public accountants that had not been pre-approved by our Audit Committee.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the proposal ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2013.

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ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

(Proposal No. 3)

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Company is providing stockholders the opportunity to vote on the compensation of its named executive officers through the following advisory resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402(m) through (q) of Regulation S-K in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders, including the compensation tables and accompanying narrative discussion contained therein, is hereby APPROVED.”

The Company urges stockholders to read the Summary Compensation Table and other related compensation tables and narrative, appearing on page 17-20, which provide detailed information on the compensation of the Company’s named executive officers. The Human Resources and Compensation Committee and the Board believe that the Company’s executive compensation program effectively facilitates achievement of the Company’s goals and is reasonable in comparison to similar sized companies in the industry.

Because the vote on this proposal is advisory, it will not be binding upon the Board of Directors. The Human Resources and Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

ADVISORY VOTE ON THE FREQUENCY OF THE advisory stockholder vote on NAMED EXECUTIVE OFFICER COMPENSATION

(Proposal No. 4)

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Company is asking stockholders to vote on whether future advisory votes on named executive officer compensation of the nature reflected in Proposal 3 above should occur every year, every two years or every three years through the following resolution:

“RESOLVED, that an advisory vote of the Company’s stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers be held at an Annual Meeting of Stockholders, beginning with the 2013 Annual Meeting of Stockholders, (1) every year, (2) every two years or (3) every three years.”

The Board of Directors believes that giving our stockholders the right to cast an advisory vote on named executive officer compensation is a good corporate governance practice and provides the Company with valuable stockholder input on our compensation philosophy, policies and practices. The Board believes that holding an advisory vote on named executive compensation every three years is the most appropriate policy for our stockholders and the Company at this time.  Our executive compensation program is designed to incentivize performance over not just the short term but also the long term.  As such, we believe that stockholder input on executive compensation will be most useful if the effectiveness of our compensation program is evaluated over a multi-year period.  A three-year cycle will also provide us with sufficient time to thoughtfully respond to stockholders’ input and to implement any changes to our compensation program. Accordingly the Board recommends that stockholders approve the compensation of the Company’s named executive officers every three years commencing at the 2013 annual meeting of stockholders. Because the vote on this proposal is advisory, it will not be binding upon the Board of Directors. The Board may, however, take into account the outcome of the vote when determining the frequency of the advisory vote on named executive compensation.

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The recommendation of the Board of Directors appears below. Stockholders may specify one of three choices for this proposal when voting: one year, two years or three years. Stockholders are being asked to vote on the frequency choices specified, and are not voting to approve or disapprove the Board of Directors’ recommendation.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote of 3 YEARS as the frequency of the advisory stockholder vote on the compensation of the Company’s named executive officers.

Receipt of Financial Statements

The audited consolidated financial statements of the Company for the fiscal year ended December 31, 2012 and accompanying Auditor’s Reports thereon are included in the Annual Report for the fiscal year ending December 31, 2012 on Form 10-K, a copy of which is available with this Proxy Statement and will be presented at the Meeting.

OTHER MATTERS

Should any matters other than the proposals described in this Proxy Statement properly come before the Meeting; the Shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting the Shares represented by the proxy, exercising discretionary authority.

Stockholder Proposals for the 2014 Annual Meeting

Proposals of stockholders intended to be presented at the annual meeting of stockholders to be held in 2014 must be timely received by the Board for consideration to be included in the proxy statement and proxy relating to the 2014 meeting. Such proposals must be received by the Company on or before January 10, 2014. Such proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to Secretary of the Company at 5500 E. Yale Avenue, Suite 302, Denver, CO, 80222, USA.

In accordance with the Company’s Bylaws, in order for a stockholder to present any matter before the annual meeting of stockholders to be held in 2014 that is not to be included in the proxy statement and proxy, a stockholder’s notice of such matter must be delivered to the Secretary at the Company’s principal executive offices (see preceding paragraph) not less than 90 days nor more than 120 days prior to the first anniversary of the 2013 annual meeting of stockholders.

AVAILABILITY OF DOCUMENTS

The Company will provide to any person or corporation, upon request, one copy of any of the following documents:

1.	The Company’s latest Annual Report on Form 10-K, together with any document, or other pertinent pages of any document, incorporated therein by reference.
2.	Financial statements of the Company for the Company’s most recently completed financial year, together with the auditor’s reports thereon and Management’s Discussion and Analysis, and any interim financial statements of the Company subsequent to the financial statements for the Company’s most recently completed financial year.

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Copies of the above documents will be provided, upon request to the Secretary of the Company at 5500 E. Yale Avenue, Suite 302, Denver, CO, 80222, USA, free of charge to a stockholder of the Company, including a beneficial owner of stock. The Company may require the payment of a reasonable charge from any person or corporation who is not a stockholder of the Company and who requests a copy of any such document. Financial information is provided in the Company’s audited consolidated financial statements and management’s discussion and analysis for the financial year ended December 31, 2012. The above documents, together with additional information relating to the Company are available on EDGAR at www.sec.gov and on SEDAR at www.sedar.com.

The contents and sending of this Proxy Statement have been approved by the Board of Directors of the Company.

DATED at Denver, Colorado May 10, 2013

GEOVIC MINING CORP.

Michael T. Mason Chairman of the Board, Chief Executive Officer

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

## Proxy — Geovic Mining Corp.

## ANNUAL MEETING OF STOCKHOLDERS

### THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GEOVIC MINING CORP.

The undersigned holder of Common Stock, par value $0.0001 per share (the "Common Stock"), of Geovic Mining Corp. (the "Corporation") hereby nominates and appoints Michael T. Mason and William A. Buckovic, or either of them, as the proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to attend, act and vote in respect of all Common Stock registered in the name of the undersigned at the Annual Meeting of Stockholders (the "Meeting") of the Corporation to be held on June 21, 2013 at 10:00 a.m. MDT at the offices of the Company, 5500 E. Yale Avenue, Suite 302, Denver, CO 80222, and at any and all adjournments thereof. Without limiting the general powers hereby conferred, said proxies are directed to vote as specified on the reverse, provided that, if no choice is specified herein, or if any instructions given are not clear, the Common Stock shall be voted as if the stockholder had specified an affirmative vote.

Each of the matters listed on the reverse side hereof is proposed by the Corporation. None of the matters is related to or conditioned on the approval of the other matters.

In accordance with their discretion, said proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

**THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3 AND "3 YEARS" FOR PROPOSAL 4.**

The undersigned hereby acknowledges receipt of the notice of annual meeting of stockholders, proxy statement and annual report on Form 10-K.

The undersigned hereby revokes any instrument of proxy heretofore given with reference to the Meeting or any adjournment(s) thereof.

**PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE.**

Geovic Mining Corp.

IMPORTANT ANNUAL MEETING INFORMATION   000004

ENDORSEMENT_LINE______________ SACKPACK____________

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m. EDT on June 21, 2013.

Vote by Internet

- Go to **www.investorvote.com/GVCM**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

control number → 1234 5678 9012 345

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2 and 3 and 3 YEARS for Proposal 4.

1. To elect the following persons as directors of the Corporation to serve until the 2014 annual meeting of stockholders.

Nominee	For	Withhold
01 - William A. Buckovic	☐	☐
02 - Michael T. Mason	☐	☐
03 - Paul D. Rose	☐	☐

Proposal	For	Against	Abstain
2. To ratify the appointment of Ernst & Young LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2013;	☐	☐	☐
3. To approve, on an advisory basis, the compensation of the Corporation's named executive officers; and	☐	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
4. To approve, on an advisory basis, the frequency of the advisory stockholder vote on the compensation of the Corporation's named executive officers.	☐	☐	☐	☐

In accordance with their discretion, said proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name or names appear on the stock certificate or on the attached label hereon. If shares are held jointly, each stockholder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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